UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No.1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2020

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Dolphin Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Florida	001-38331	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

 (Address of Principal Executive Offices) (Zip Code)

(305) 774-0407

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market
Warrants to purchase Common Stock, $0.015 par value per share	DLPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Dolphin Entertainment, Inc. hereby files this Current Report on Form 8-K/A to amend Item 3.01 of the original Form 8-K filed with the Securities and Exchange Commission on April 15, 2020 for the sole purpose of revising its disclosure regarding the date by which the Company has to regain compliance with the minimum bid price due to the receipt of the Tolling Notice from Nasdaq (as such terms are defined below).

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on October 17, 2019, Dolphin Entertainment, Inc. (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) that its common stock (the “Common Stock”), fails to comply with the $1 minimum bid price required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) based upon the closing bid price of the Common Stock for the 30 consecutive business days prior to the date of the notice from Nasdaq. On April 15, 2020, the Company received a notice from Nasdaq that the date to achieve compliance has been extended an additional 180 days until October 12, 2020.

To regain compliance, the minimum bid price of the Common Stock must meet or exceed $1.00 per share for a minimum ten consecutive business days during this 180-day grace period. The Company’s failure to regain compliance during this period could result in delisting. On April 20, 2020, the Company received an additional notice from Nasdaq (the “Tolling Notice”), which stated that, due to current market conditions, Nasdaq has determined to toll the compliance period for the minimum bid price requirement through June 30, 2020. As a result, the new date by which the Company has to regain compliance with the minimum bid price requirement is December 28, 2020. To regain compliance, the minimum bid price of the Common Stock must meet or exceed $1.00 per share for a minimum ten consecutive business days at any point prior to December 28, 2020, at which point Nasdaq would provide written confirmation to the Company and close the matter.

The Company is presently evaluating various courses of action to regain compliance. There can be no assurance that the Company will be able to regain compliance with Nasdaq’s rule or will otherwise be in compliance with other Nasdaq listing criteria.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: April 20, 2020	By:	/s/ Mirta A. Negrini
	Name:	Mirta A. Negrini
	Title:	Chief Financial and Operating Officer